EXHIBIT 24

                             POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ JOHN M. BISSELL
                                   John M. Bissell
                                   Director
























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ JOHN D. BOYLES
                                   John D. Boyles
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ DICK DEVOS
                                   Dick DeVos
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 18, 1996                   /S/ EARL D. HOLTON
                                   Earl D. Holton
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ MICHAEL J. JANDERNOA
                                   Michael J. Jandernoa
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ JOHN P. KELLER
                                   John P. Keller
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 24, 1996                   /S/ WILLIAM U. PARFET
                                   William U. Parfet
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ PERCY A. PIERRE, PH.D.
                                   Percy A. Pierre, Ph.D.
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ ROBERT L. SADLER
                                   Robert L. Sadler
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ PETER F. SECCHIA
                                   Peter F. Secchia
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ B.P. SHERWOOD, III.
                                   B.P. Sherwood, III.
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ DAVID J. WAGNER
                                   David J. Wagner
                                   President, Chief Executive Officer and
                                   Director (Principal Executive Officer)
























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ JAMES P. HACKETT
                                   James P. Hackett
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint MARTIN J. ALLEN, JR., RICHARD W. WROTEN, DAVID J. WAGNER, and B.P. SHERWOOD, III., and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


January 15, 1996                   /S/ ERINA HANKA
                                   Erina Hanka
                                   Director

























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, and B.P. SHERWOOD, III., and either of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-8 Registration Statement of Old Kent Financial Corporation with respect to the issuance of up to 1,000,000 shares of its Common Stock (par value $1.00 per share) to be offered in connection with the Old Kent Thrift Plan, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


May 9, 1996                   /S/ ALBERT T. POTAS
                              Albert T. Potas
                              Senior Vice President and Controller